Corporate Presentation Cantor Fitzgerald Global Healthcare Conference October 1, 2018

Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as "may," "will," "expect," "plan," "anticipate" and similar expressions (as well as other words or expressions referencing future events or circumstances) are intended to identify forward-looking statements. Forward-looking statements contained in this presentation include statements about the progress, timing, clinical development and scope of clinical trials and the reporting of clinical data for the Company’s product candidates; the potential clinical benefit of the Company’s product candidates; and the timing and outcome of discussions with regulatory authorities. Each of these forward-looking statements involves risks and uncertainties. These statements are based on the Company’s current expectations and projections made by management and are not guarantees of future performance. Therefore, actual events, outcomes and results may differ materially from what is expressed or forecast in such forward-looking statements. Factors that may cause actual results to differ materially from these forward-looking statements are discussed in the Company’s filings with the U.S. Securities and Exchange Commission, including the "Risk Factors" sections contained therein. Except as otherwise required under federal securities laws, we do not have any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, changes in assumptions or otherwise. .

Ovid at a Glance: Goal to Build a Leading Company in Neurology Focus on serious unmet needs: >1 million patients and families living with devastating rare neurological disorders Broad pipeline: Multiple opportunities in rare conditions; novel compounds and mechanisms; first potential medicine to treat Angelman syndrome World-class partnership: Takeda Pharmaceuticals for OV935 in rare epilepsies 2H 2018 Events: Q3: OV101, positive Phase 2 STARS topline data Q4: OV101, final results for CGI-I, sleep and motor at AACAP Q4: OV935, topline data Phase 1b/2a in DEE multiple Q4: Other studies underway and being initiated

Late preclinical– to clinical-stage assets Clear Strategy That Enables Scalable Model

Robust Product Pipeline in Neurodevelopment and Epilepsies

	RESEARCH	PRECLINICAL	PHASE 1	PHASE 2	PHASE 3
Angelman Syndrome	**OV101**				
Oral Adult and Adolescent	δ-selective $GABA_A$ receptor agonist			STARS	Orphan Drug & Fast Track Designations
Oral Pediatric	δ-selective $GABA_A$ receptor agonist				
Fragile X Syndrome	**OV101**				
Oral Adolescent	δ-selective $GABA_A$ receptor agonist		Rocket		Orphan Drug & Fast Track Designations
Developmental and Epileptic Encephalopathies	**OV935***				
Oral Adult	CH24H inhibitor				Orphan Drug Designations for LGS & Dravet syndromes
Oral Adolescent and Pediatric	CH24H inhibitor		ARCADE		
Oral Adolescent and Pediatric	CH24H inhibitor		ELEKTRA		
Treatment-resistant Epilepsy	**OV329**				
Oral	GABA aminotransferase inhibitor				
Undisclosed Indication	**RESEARCH**				
	Neurological disorders and epilepsy				

*Also known as TAK-935. Co-development program with Takeda Pharmaceutical Company Limited.

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OV101 Potential First-in-Class Therapeutic for Angelman & Fragile X Syndromes

OV101: Significant Opportunity in Two Serious Rare Disorders

Well defined Genetic Disorders

- No approved therapies in US, EU, or ROW; treatment is limited to supportive care
- Lifelong disorders that present early in childhood

Angelman syndrome

- Global disruption in behavior, motor, sleep and cognitive functions
- Prevalence in general population*: 1 in 12,000 to 20,000 people

Fragile X syndrome

- Disruption of behavior, anxiety and cognitive functions
- Most common inherited form of intellectual disability
- Prevalence**: ~1/3,600-4,000 males ~1/4,000-6,000 females

Sources:
**NORD, NIH website, Genetics Home Reference and NCBI .*
*** National Fragile X Foundation*

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Reduced GABA Levels Lead to Loss of Tonic Inhibition in Both Angelman and Fragile X Syndrome Models

Angelman Syndrome	Fragile X Syndrome
UBE3A Deficiency[1]	*FMRP* Deficiency[2]
↓	↓
GAT1 does not get 'tagged'	Reduced expression of GAD65/67
↓	↓
Increased GAT1	Decreased GABA synthesis
↓	↓
Increased GABA reuptake	Decreased GABA release

Decreased Extrasynaptic GABA Levels

Decreased Tonic Inhibition

Symptoms



Presynaptic Neuron
glu
GAD65/67
FRAGILE X SYNDROME
GABA
vGAT
ANGELMAN SYNDROME
GABA Transporter (GAT 1)
GABA
GABA
Extrasynaptic GABA Receptor
Extrasynaptic GABA Receptor
ABNORMAL
Postsynaptic Neuron

Decreased tonic inhibition causes the brain to become inundated with excitatory signals resulting in a wide range of symptoms

[1]Ubiquitin protein ligase E3A *(UBE3A)*
[2]Fragile X Mental Retardation Protein *(FMRP)*

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OV101: Potential First-in-Class $GABA_A$ Receptor Agonist with Potential to Restore Tonic Inhibition


OV101
Cl⁻
GABA Binding Site
Cell Membrane
α
β
β
α
δ


OV101 acts on
extrasynaptic $GABA_A$ receptors
Benzodiazepines selectively act on *synaptic* $GABA_A$ receptors

- ***Only*** δ-selective, extrasynaptic $GABA_A$ receptor agonist in clinical development
- ***Distinct*** from GABA allosteric modulators, as it functions when endogenous GABA is deficient
- Potentiates tonic inhibition at low nM concentrations[1,2]
- Restores tonic inhibition in Angelman and Fragile X syndrome mouse models[4,5,6]

Ovid THERAPEUTICS

[1]Meera *et al., J Neurophysiol.* 2011; [2]Belelli et al., *J. Neurosci.* 2005; [3] Duguid et al. *Journal of Neurosci.* 2012 [4]Olmos-Serrano *et al. J. Neurosci.* 2010; [5]Egawa *et al. Sci. Trans. Med.* 2012[6]Olmos-Serrano *et al. Dev. Neuro.* 2011

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OV101 in Angelman: Phase 2 Randomized, Double Blind, Placebo Controlled Trial Orphan Drug and Fast Track designations First-ever double-blind, placebo-controlled clinical trial in Angelman syndrome . Source: Ovid press release August 6, 2018. STARS Topline Phase 2 Data. Primary Endpoint: Safety and tolerability of OV101 vs. placebo from baseline to week 12 Exploratory Endpoints: Efficacy measures of OV101 vs. placebo for overall clinical change from baseline to week 12 Global function, behavior, sleep and motor EEG, metabolomics and quality of life Trial Design: n=88 (randomized) Adults and adolescents (age 13-49 years) 12 sites in US, 1 site in Israel Evaluated QD (15mg) and BID (15mg evening; 10mg morning) doses

STARS Topline Data: Key Take-aways as of August 6, 2018 . Source: Ovid press release August 6, 2018. STARS Topline Phase 2 Data. First positive clinical data for Angelman syndrome in >50 years Younger patients receiving single daily dose showed a trend of greater response Data consistent with hypothesis that younger patients have greater treatment effect compared to older ages Effect appears to persist over time from 6 to 12 weeks Prespecified Analysis Other Takeaways Primary Endpoint: Achieved primary endpoint of safety and tolerability; Overall favorable risk profile and well tolerated First Prespecified Endpoint: Global Function: statistically significant improvement demonstrated in CGI-I in 15mg QD and combined OV101 treatment groups Other Prespecified Endpoints: No statistically significant improvements as measured using ABC, sleep diary (parent/caregiver), ADAMS, mPOMA-G

Presentation of STARS Phase 2 Results American Academy of Child & Adolescent Psychiatry (AACAP) Poster Presentation Accepted – Thursday, Oct 25, 2018: Title: Topline Results from a Phase 2 Adult and Adolescent Angelman Syndrome Clinical Trial: A Randomized, Double-Blind, Safety and Efficacy Study of Gaboxadol (OV101) Plan to host investor conference call and webcast during AACAP Exploratory and Post-Hoc Analysis: Expect to provide final results on CGI-I, sleep and motor

Placebo OV101 QD OV101 BID Combined OV101 Week 6 (n) 27 27 27 54 Mean 3.60 3.35 3.54 3.45 Week 12 (n) 27 27 28 55 Mean 3.79 3.00 3.58 3.29 p-value Week 12 0.0006 0.3446 0.0103 *Based on Mixed Model Repeated Measures analysis adjusting for visit, treatment, age, and visit by treatment interaction Mean CGI-I Symptoms Overall Score – by Dose Group at Week 12; comparison to Placebo* STARS Topline Data: Statistically Significant Improvement in CGI-I . Source: Ovid press release August 6, 2018. STARS Topline Phase 2 Data. Clinical Global Impression-Improvement (CGI-I) Symptoms Overall: Established, validated, physician-reported measure used in neurology and psychiatry trials to capture totality of symptoms

Patients in each CGI-I score category (%) STARS Topline Data: Patients in QD Group Showed Greater Improvement in CGI-I at Week 12 Compared to Placebo Group . Source: Ovid press release August 6, 2018. STARS Topline Phase 2 Data. 22.2 66.6 42.8

OV101’s Development in Angelman Syndrome Medical Conference Final results for CGI, sleep and motor at AACAP Oct 2018 Additional Trials Plan to initiate Angelman syndrome open-label extension study (ELARA) in Q4 2018 Regulatory Dialogue Expect to meet with the FDA by the end of the year; will provide update on next steps for OV101’s development after agency’s official feedback Next steps

OV101 in Fragile X Syndrome: Phase 2 Clinical Trials Underway Orphan Drug and Fast Track designations Primary Objective: Assess safety and tolerability of OV101 over 12 weeks of treatment across different daily dosing regimens Patient Population: Adult and adolescent males with diagnosis of FXS (n=30) Ages: 13-22 years Primary objective: Non-drug study to assess suitability of scales to measure behavior, sleep, and functioning in individuals with Fragile X syndrome

1 -21 OV101 Treatment Arm (5mg QD) OV101 Treatment Arm (5mg TID) OV101 Treatment Arm (5mg BID) Screening Baseline & Randomize (1:1:1) Phase 2 ROCKET Trial in Patients with Fragile X Syndrome Week 12 Timeline Key Endpoints Primary Endpoint: Incidence of AEs Secondary Endpoint: Changes in behavior Trial Initiated: Q3:18 Topline Data Expected: 2019

OV935 New Approach to Potentially Treat Rare Developmental and Epileptic Encephalopathies

CH24H Pathway is Unique to the Brain - 24HC is a Measurable Marker in Plasma

In Brain



OV935
Cholesterol
24-hydroxylase
O_2
NADPH + H⁺
NADP⁺
HO
Cholesterol
HO
OH
24S-hydroxycholesterol

- CH24H is a brain-specific enzyme for cholesterol catabolism
- 24HC is a clinically monitorable plasma marker that correlates with active target engagement

In Plasma



Cholesterol
Brain
Cholesterol 24-hydroxylase
24S-hydroxycholesterol
Lipoproteins
Bile acids
Liver
Bile

24HC, 24S-hydroxycholesterol; CH24H, cholesterol 24-hydroxylase.

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Why CH24H Pathway is Important in Epilepsy



The Vicious Cycle
Seizures
Glutamate Production[1]
CH24H Activation[2]
24-hydroxylase Translocation[3]
24-hydroxy Cholesterol Production
NMDA Receptor Activation[4-6]

[1]Barker-Haliski et al., *Cold Spring Harb Perspect Med.* 2015 [2]Mast N, et al. *J Biol Chem.* 2017 [3]Sodero AO, et al. *EMBO J.* 2012 [4]Paul SM, et al. *J Neurosci.* 2013 [5]Sun MY, et al. *J Neurophysiol.* 2016 [6]Linsenbardt AJ, et al. *Neuropharmacology.*

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OV935: Potential First-in-Class CH24H Inhibitor

Orphan Drug designations for Dravet and Lennox-Gastaut syndromes

- Modulates NMDA receptor
- Highly selective and potent (nM)*
- Unique MOA
- Portfolio of patents through 2032

OV935 Breaks the Vicious Cycle



Seizures
Glutamate Production[1]
CH24H Activation[2]
24-hydroxylase Translocation[3]
24-hydroxy Cholesterol Production
NMDA Receptor Activation[4-6]
OV935

*increased excitatory signaling and activation of NMDA receptors has been implicated in a number of neurological disorders, including developmental and/or epileptic encephalopathies

[1]Barker-Haliski et al., *Cold Spring Harb Perspect Med.* 2015 [2]Mast N, et al. *J Biol Chem*. 2017 [3]Sodero AO, et al. *EMBO J*. 2012 [4]Paul SM, et al. *J Neurosci*. 2013 [5]Sun MY, et al. *J Neurophysiol*. 2016 [6]Linsenbardt AJ, et al. *Neuropharmacology*.

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Refractory seizures do not respond to medicines that exert anti-seizure effect through same target or MOA as marketed AEDs Approximately 100,000- 200,000 US Population with Rare Seizure Disorders* Illustrative purposes only 1 out of 3 PATIENTS Small number achieve seizure freedom with addition of 1 or more AEDs 1 out of 2 PATIENTS ALL EPILEPSY PATIENTS Current marketed AEDs act through four main mechanisms: 1. Modulation of voltage-gated ion channels 2. Enhancement of GABA-mediated inhibition 3. Interactions with elements of the synaptic release machinery 4. Blockage of ionotropic glutamate receptors Seizure free with one AED Refractory seizures despite available medications Novel Mechanism of Actions Needed to Treat Refractory Seizures Source: *Orphanet

Focus of Broad OV935 Development Program: Treatment Refractory Seizures

Developmental and Epileptic Encephalopathies (DEE):

Significant unmet needs with few available therapies

Dravet	Lennox-Gastaut	CDKL5 (CDD)	Dup15q
• 80% have mutation in SCN1A gene • US prevalence: ~7000-9,000 • Few treatment options	• Some patients have SCN2A mutations • US prevalence: ~30,000 • <10% controlled by existing medications	• Mutation of cyclin-dependent kinase-like 5 gene on X chromosome • US prevalence: increasing with genetic testing • No approved medicines	• Caused by duplications of chromosome 15q11.2-q131.1 • US incidence at birth: ~1:30,000 • No approved medicines

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OV935: Summary Results from Four Phase 1 Trials in Healthy Volunteers

RESULTS:

- Single doses up to 1,350mg well tolerated; no SAEs reported
- In 14-day MAD trial, doses of 100mg, 300mg and 400mg QD were well tolerated
- All TEAEs resolved with continued dosing through day 15

Phase 1 Studies	Design	Patients	Doses
1. Safety and Tolerability	Randomized, double blind, placebo controlled, SAD	48	15-1, 350,mg QD
2. Safety and Tolerability	Randomized, double blind, placebo controlled, MAD*	40	100-600mg QD, and 300mg BID, 14 days
3. Brain CH24H enzyme occupancy using PET	Open-label, non randomized	11	50-600mg QD
4. Relative bioavailability; effect of food	Randomized, open-label, single dose	9	300mg (tab.) QD; 300mg (sol.) QD

**One volunteer at 600mg QD experienced acute psychosis; one volunteer at 300mg BID experienced an event of confusional state; one placebo volunteer reported events of nightmares, spatial disorientation, insomnia and dizziness*

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24HC Levels Observed In Phase 1: Dose Dependent Reduction Dosing (days) % of Baseline plasma 24HC conc. OV935 led to a dose dependent decrease in 24HC levels Correlation between plasma 24HC and enzyme occupancy (PET) may inform dose selection

OV935: Phase 1b/2a Clinical Trial

Trial Design

- 18 patients enrolled , age 18-65 years

Two-part study:
- Part 1: Randomized, double-blind, placebo-controlled
- Part 2: Open label

Key Endpoints

Primary endpoint: Safety & Tolerability
- Incidence of adverse events

Secondary & exploratory endpoints
- PK and PD parameters
- 24 S-Hydroxy Cholesterol levels (24HC)
- Change in seizure frequency from baseline

Topline Data Expected Q4:18



Part 1 Double-blind
Tx Period (30 days)
Part 2 Open-label
Tx Period (~60 days)
Follow-up Period
(30 days)
Baseline
Randomization
OV935 BID
Placebo BID
OV935 BID
De-escalation
(up to 6d)
Week 4
Week 12

Evaluating patients with DEE where other treatments have failed

Ovid

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OV935 Phase 1b/2a Trial: Study Population Eligibility Criteria Treatment resistant seizures Failed at least two prior treatment regimens Formal IQ <70 Epilepsies not caused by brain trauma Currently taking 1-4 AEDS General Characteristics: All-comers Patients enrolled not well controlled on current seizure medications/regimen Diverse group of seizure types Small study (number and duration) As of April 1, 2018 AAN poster: (n=15 of 18)*: Baseline seizure frequency (median 31.11 per month) Young (mean age 29.6) *Source: M. Asgharnejad, AAN 2018 Poster Presentation:

OV935: Rare Developmental and Epileptic Encephalopathies (DEE) ARCADE ELEKTRA ENDYMION Multi-center, long-term open label extension (OLE) study of patients with DEE who participated in a previous OV935 clinical study Phase 2, multicenter, open-label, pilot study in approximately 30 pediatric patients, aged 2 to 17 years old, with CDKL5 deficiency disorder (CDD) or Duplication 15q (Dup15q) syndrome Phase 2, multicenter, randomized, double-blind, placebo controlled, study in 126 pediatric patients, aged 2 to 17 years old, with Dravet syndrome or Lennox-Gastaut syndrome. First patient randomized in September Trials initiated Q3 2018 Broad OV935 Development Program

Financial Highlights

~$155M raised in equity financings to date with broad institutional investor support

2017: ~ $75 million IPO
2015: ~$75 million Series B Financing
2014: ~$5 million Series A Financing

Cash Position as of June 30, 2018:

- $62.6 million in cash, cash equivalents and short-term investments
- ~24.6 million shares of common stock outstanding

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2018 Key Pipeline Milestones:
A Year of Execution and Data Readouts

Program	First Half	Second Half
Angelman Syndrome OV101	✓ Completed enrollment in Phase 2 STARS trial ✓ Five poster presentations at AAN, including patient baseline demographics for STARS	✓ Phase 2 **STARS top-line data** ❑ **Present STARS results at AACAP** ❑ **Initiate ELARA** open-label extension study in Q4:18
Fragile X Syndrome OV101	✓ FDA Fast Track Designation ✓ Economic and clinical burden of Fragile X syndrome presentation at AAN	✓ Initiated **Phase 2 ROCKET** trial in adolescents and young adults ✓ Initiated accompanying **SKY ROCKET** non-drug study in Q3:18
DEE & Rare Epilepsies OV935*	✓ Six posters at AAN, including patient baseline demographics of Phase 1b/2a trial ✓ New preclinical data - oral presentation at EILAT	✓ **Initiated ENDYMION** open-label extension ✓ Initiated studies in **younger patients** with DEE (ELEKTRA) and CDD and Dup15 syndromes (ARCADE) (Q3:18) ✓ **Completed enrollment** in Phase 1b/2a adult trial ❑ Top-line **Phase 1b/2a data** (Q4:18)
Treatment-resistant Epilepsies OV329	✓ First presentation of data at EILAT XIV**	✓ Presentation at additional medical conference

*Also known as TAK-935. Co-development program with Takeda Pharmaceutical Company Limited pursuant to a license and collaboration agreement
** Preclinical data suggest potential for use of OV329 in a variety of treatment-resistant epilepsies

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Ovid Therapeutics Executing on a clear vision, strategy and plan Driving development of potentially first medicine to treat Angelman syndrome Major opportunities in several rare disorders of the brain Robust clinical pipeline with two different molecules Programs based on novel mechanisms of action We call this BoldMedicineTM